Exhibit 32.2



                       CERTIFICATION PURSUANT TO
                        18 U.S.C. SECTION 1350
             SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of Dahua Inc. (the "Company") on Form 10-QSB/A for the quarter ending March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Hua Meng, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: December 11, 2006



/s/ Hua Meng
--------------------------
Hua Meng
Chief Financial Officer
(principal accounting officer)